                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 14, 2001








                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)







           Delaware                   1-12881                   75-2085454
 (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)








                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401



                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation and/or printed brochure, to investors in various presentations commencing March 14, 2001.



SLIDE 1

COVER SLIDE

"Lone Star Technologies, Inc."



SLIDE 2

MANAGEMENT

Rhys J. Best, Chairman, President and CEO

Charles J. Keszler, Vice President and CFO



SLIDE 3

COMPANY OVERVIEW



SLIDE 4

BUSINESS SEGMENTS

            o    Oilfield products

                     Leading marketer and manufacturer of premium oilfield tubular products for exploration, production and transmission

            o    Specialty tubing products

                     Leading manufacturer of high value tubing products for the power generation technology, industrial and automotive industry

            o    Flat rolled and other tubulars

                     Flat roll and other industrial tubular products

Pie chart entitled "Revenue Contribution for the three months ended Dec. 31, 2000," reflecting revenue contribution of the following amounts for the following segments: 1) Oilfield Products - 63%; 2) Specialty Tubing - 29%; and
3) Other Industrial - 8%.

SLIDE 5

SEGREGATED ENERGY

Graphic of three vertically-positioned cylinders which are arranged left to right, split horizontally into halves and labeled as follows:

Transmission                        Generate                   Retail

Exploration/Production              Refine                     Wholesale

SLIDE 6

NEW POWER MODEL

Graphic composed of vertically-positioned cylinders arranged into four tiers. The bottom cylindrical tier is labeled "Service and Supply." Above the bottom tier is white space, then a second tier of equal diameter labeled, "The New Energy Company." Resting directly on the second tier from the bottom is the third tier, composed of five cylinders of smaller diameter arranged from left to right and labeled, "Exploration/Production," "Distribute," "Generation," "Transmit," and "Service." On top of these cylinders rest six cylinders of still-smaller diameter arranged left to right and labeled as follows: "Explore," "Produce," "Trade," "Retail," Wholesale" and "Market."



SLIDE 7

PRODUCTS FOR THE NEW POWER BUSINESS

Lone Star products serve the traditional exploration and production markets and the growing distributed power market.

Graphic Composed of horizontally-positioned cylinders arranged into six rows. The top row consists of five cylinders arranged left to right and labeled as follows: "Exploration/Production," "Distribute," "Generation," "Transmit," and "Service."

The second row from the top consists of the following: 1) a cylinder labeled "Oilfield Tubular Products," placed under the cylinders labeled, "Exploration/Production" and "Distribute"; and 2) a cylinder labeled "Heat Recovery Products," placed under the cylinders labeled "Generation," "Transmit," and "Service."

The third row from the top consists of the following: 1) a cylinder labeled "Casing," placed under the cylinder labeled, "Exploration/Production"; and 2) a cylinder labeled "Engineered Products," placed under the cylinders labeled "Generation," and "Transmit."

The fourth row from the top consists of the following: 1) a cylinder labeled "Tubing," placed under the cylinder labeled, "Exploration/Production"; and 2) a cylinder labeled "Boiler Tubes," placed under the cylinders labeled "Generation," and "Transmit."

The fifth row from the top consists of the following: 1) a cylinder labeled "Line Pipe," placed under the cylinders labeled, "Exploration/Production" and "Distribute" and 2) a cylinder labeled "Finned Tubulars," placed under the cylinders labeled "Generation," and "Transmit."

The sixth row from the top consists of a cylinder labeled "Fabrication," placed under the cylinders labeled "Generation," and "Transmit."



SLIDE 8

PRODUCTS FOR THE NEW POWER BUSINESS

Graphic representations of the following three items are arranged top-to-bottom:
1) a drilling platform on a body of water with pipe running underneath; 2) petroleum transmission lines running from a body of water to the shore; and 3) an electrical generation plant with transmission lines and towers.



SLIDE 9

OILFIELD PRODUCTS

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.



SLIDE 10

OILFIELD PRODUCTS

     o Leading manufacturer of premium oil country tubular goods (OCTG) and line pipe

          o Premium steel tubular products used in the completion and production of oil and gas wells

                      Casing

                      Production tubing

                      Line Pipe

     o    57% of 2000 OCTG revenues were premium high-strength products

SLIDE 11

OILFIELD PRODUCT RANGE

We have the broadest OCTG and line pipe product range in North America.

Graphic illustrates the following seven different tubular size ranges: 1) 60 - 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches,
5) 8 5/8 - 4 1/2 inches, 6) 4 1/2 - 2 3/8 inches, and 7) 1 inch. The graphic illustrates Lone Star's broad range of OCTG and line pipe product.

The range for Seamless is as follows: 1) approximately 10 3/4 to 8 5/8 inches; and 2) 4 1/2 - 2 3/8 inches.

The range for Seam Anneal is as follows: 1) approximately 24 to 16 inches; 2) 16
- 10 3/4 inches, 3) 10 3/4 - 8 5/8 inches, 4) 8 5/8 - 4 1/2 inches, and 5) 4 1/2 to approximately 2 3/8 inches.

The range for DSAW is as follows: 1) 60 - 16 inches, and 2) 24 - 16 inches.

The range for Full Body Normalized is as follows: 1) 16 - 10 3/4 inches, 2) 10 3/4 - 8 5/8 inches, 3) 8 5/8 - 4 1/2 inches, 4) 4 1/2 - 2 3/8 inches, and
5) 1 inch.

The range for Lone Star is as follows: 1) 60 - 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches, 5) 8 5/8 - 4 1/2 inches, 6) 4 1/2
- 2 3/8 inches, and 7) 1 inch.



SLIDE 12

ALLIANCE STRATEGY

     o    Extends commercial leadership

     o    Expands product range

     o    Balances production o Supports customer initiatives

     o    Increases profits

     o    Lowers capital risk

     o    OCTG

          o    Rocky Mountain Steel

          o    Texas Tubular

          o    Tubo Caribe

     o    Line Pipe

          o    Tex-Tube

          o    USS McKeesport

          o    Welspun




SLIDE 13

FINNED TUBULAR PRODUCTS

     o    Largest specialty tubing manufacturer of heat recovery finned tubulars

     o Products are used in combined cycle, power generation and petrochemical applications

Graphic illustrates a section of Fintube finned tube.




SLIDE 14

COMBINE CYCLE POWER GENERATION

     o    Finning machines in United States, Canada and Mexico

     o    New Heat Recovery Steam Generator fabrication facilities in Oklahoma

Graphic representation of heat recovery steam generation ("HRSG") power plant using finned tubular products.



SLIDE 15

SPECIALTY PRECISION MECHANICAL

High value-added, custom made tubulars.

Two graphic representations of precision mechanical tubular products. One graphic depicts a cluster of Lone Star Steel precision mechanical tubulars. The second graphic depicts a hydraulic steam shovel in which precision mechanical tubulars are used as component parts.



SLIDE 16

FLAT ROLLED STEEL AND OTHER PRODUCTS

     o    Flexible steel sourcing

     o    Lowers raw material costs

          o    Multiple sources

          o    Scrap, slab, rod, and coil

     o    Flat rolled steel

          o    OCTG, and other tubular products

          o    Industrial applications

     o    Coil slitting services

          o    Automotive

          o    Appliance

          o    Industrial

          o    Finning material

Graphic representation of flat rolled steel.



SLIDE 17

STRONG OILFIELD INDUSTRY FUNDAMENTALS

     o    Natural Gas Demand Is Growing Faster Than Current Exploration Supports

     o    Tight North American Natural Gas Market

     o    Increasing Drilling Permits

     o    More Rigs Drilling Deeper Wells Increases Tubular Consumption



SLIDE 18

NATURAL GAS DEMAND CONTINUES TO GROW

     o    Natural gas demand is expected to increase 3% annually

          o    Electricity generation will create 47% of demand growth

Bar graph entitled "Annual Demand" comparing the annual demand for year 2000 of 22 trillion cubic feet ("Tcf") with the expected annual demand for year 2010 of 29 Tcf.

Pie chart entitled "Demand Increase by Sector," reflecting demand increases of the following amounts for the following sectors: 1) Electricity Generation - 47%; 2) Industrial - 23%; 3) Residential - 19%; and 4) Commercial - 11%.

Slide 18 attributes the source of certain information contained in such slide to the National Petroleum Council.



SLIDE 19

DEMAND IS GROWING FASTER THAN CURRENT EXPLORATION SUPPORTS

Linear graph entitled, "Increasing Rig Count and Flat Gas Production." Graph plots Daily Production with respect to billions of cubic feet per day ("Bcf/d") and Natural Gas Rig Count at the following amounts for the following dates:

01/94             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

07/94             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

01/95             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 400 to 450

07/95             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 350 to 400

01/96             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, approximately 400

07/96             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

01/97             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

07/97             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 550 to 600

01/98             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 600 to 650

07/98             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, approximately 550

01/99             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

07/99             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 450 to 500

01/00             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 600 to 650

07/00             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 650 to 700

01/01             Daily Production (Bcf/d), 50.0 to 55.0
                  Natural Gas Rig Count, 850 to 900

Linear graph entitled, "Capital Required for Expansion." The graph plots the capital required for expansion, in billions of dollars, for the following industries for the following years:

1999     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas Exploration and Production ("E&P") - approximately $30.0

2000     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $30.0 to $40.0

2001     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $30.0 to $40.0

2002     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2003     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2004     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2005     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2006     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $40.0

2007     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $40.0 to $50.0

2008     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $40.0 to $50.0

2009     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2010     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - $50.0 to $60.0

2011     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2012     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2013     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2014     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $50.0

2015     Gas Distribution -approximately $6.0
         Gas Transmission - approximately $4.0
         Oil & Gas E&P - approximately $60.0

Slide 19 attributes the source of certain information contained in such slide to the Energy Information Administration, Baker Hughes, Oil and Gas Journal and National Petroleum Council.



SLIDE 20

TIGHT NORTH AMERICAN GAS MARKET

         o Many analysts predict storage to be below 1,000 Bcf after this winter withdrawal.

Bar graph and linear graph illustrating storage levels in Bcf and gas prices at the following dates:

1/98     Storage Levels - 1500 to 2000
         Gas Prices - $2.00 to $2.50

3/98     Storage Levels - 1000 to 1500
         Gas Prices - $2.00 to $2.50

5/98     Storage Levels - approximately 1500
         Gas Prices - $2.00 to $2.50

7/98     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

9/98     Storage Levels - 2500 to 3000
         Gas Prices - $2.00 to $2.50

11/98    Storage Levels - 3000 to 3500
         Gas Prices - approximately $2.50

1/99     Storage Levels - 2000 to 2500
         Gas Prices - $1.50 to $2.00

3/99     Storage Levels - approximately 1500
         Gas Prices - $1.50 to $2.00

5/99     Storage Levels - 1500 to 2000
         Gas Prices - $2.00 to $2.50

7/99     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

9/99     Storage Levels - 2500 to 3000
         Gas Prices - $2.50 to $3.00

11/99    Storage Levels - approximately 3000
         Gas Prices - $2.50 to $3.00

1/00     Storage Levels - 2000 to 2500
         Gas Prices - $2.00 to $2.50

3/00     Storage Levels - 1000 to 1500
         Gas Prices - $2.50 to $3.00

5/00     Storage Levels - 1000 to 1500
         Gas Prices - $3.00 to $3.50

7/00     Storage Levels - 1500 to 2000
         Gas Prices - $3.50 to $4.00

9/00     Storage Levels - approximately 2500
         Gas Prices - $4.50 to $5.00

11/00    Storage Levels - 2500 to 3000
         Gas Prices - $6.50 to $7.00

1/01     Storage Levels - 1500 to 2000
         Gas Prices - approximately $6.50

Slide 20 attributes the source of certain information contained in such slide to the American Gas Association.



SLIDE 21

INCREASING U.S. DRILLING PERMITS

Linear and bar graph illustrating the following numbers of U.S. permits and U.S. rigs for each of the following dates:

4/97     U.S. Permits - approximately 2500
         Number of Rigs - 900 to 1000

6/97     U.S. Permits - 2500 to 3000
         Number of Rigs - approximately 1000

8/97     U.S. Permits - approximately 2500
         Number of Rigs - 900 to 1000

10/97    U.S. Permits - 2000 to 2500
         Number of Rigs - 1000 to 1100

12/97    U.S. Permits - approximately 2500
         Number of Rigs - approximately 1000

2/98     U.S. Permits - 2000 to 2500
         Number of Rigs - approximately 1000

4/98     U.S. Permits - 2000 to 2500
         Number of Rigs - 900 to 1000

6/98     U.S. Permits - 2000 to 2500
         Number of Rigs - 800 to 900

8/98     U.S. Permits - approximately 2000
         Number of Rigs - approximately 800

10/98    U.S. Permits - 1500 to 2000
         Number of Rigs - 700 to 800

12/98    U.S. Permits - approximately 2000
         Number of Rigs - 600 to 700

2/99     U.S. Permits - 1500 to 2000
         Number of Rigs - 500 to 600

4/99     U.S. Permits - 1500 to 2000
         Number of Rigs - approximately 500

6/99     U.S. Permits - 1500 to 2000
         Number of Rigs - approximately 500

8/99     U.S. Permits - 2000 to 2500
         Number of Rigs - 500 to 600

10/99    U.S. Permits - 2500 to 3000
         Number of Rigs - approximately 700

12/99    U.S. Permits - 3000 to 3500
         Number of Rigs - approximately 800

2/00     U.S. Permits - 2500 to 3000
         Number of Rigs - 700 to 800

4/00     U.S. Permits - 3500 to 4000
         Number of Rigs - 700 to 800

6/00     U.S. Permits - approximately 2500

         Number of Rigs - 800 to 900

8/00     U.S. Permits - 2500 to 3000
         Number of Rigs - 900 to 1000

10/00    U.S. Permits - 3000 to 3500
         Number of Rigs - 1000 to 1100

12/00    U.S. Permits - 3000 to 3500
         Number of Rigs - 1000 to 1100



SLIDE 22

MORE RIGS DRILLING DEEPER WELLS

         o 73% of all active U.S. rigs are drilling wells deeper than 8,000 feet

Bar graph illustrating the number of U.S. rigs currently drilling at levels greater than 8000 feet for each of the following dates:

1/99     Number of Rigs - 500 to 600

4/99     Number of Rigs - 400 to 500

7/99     Number of Rigs - 500 to 600

10/99    Number of Rigs - 700 to 800

1/00     Number of Rigs - approximately 700

4/00     Number of Rigs - 700 to 800

7/00     Number of Rigs - 700 to 800

10/00    Number of Rigs - 700 to 800

1/01     Number of Rigs - 700 to 800

The graph also illustrates the following six month averages for the number of U.S. rigs drilling at levels greater than 8000 feet in depth:

1/99 through 6/99 - 457
7/99 through 12/99 - 635
1/00 through 6/00 - 722
7/00 through 12/00 - 776

Slide 22 attributes the source of certain information contained in such slide to Smith International.


SLIDE 23

WELL DEPTH INCREASES TUBULAR CONSUMPTION

Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

         o An oil well drilled to a depth of 5000 feet, which consumes 800 feet of tubing ranging from 8 5/8 to 9 5/8 inches, 5000 feet of tubing ranging from 4 1/2 to 5 1/2 inches and 5000 feet of tubing ranging from 2 3/8 to 2 7/8 inches, for a total weight of 50 tons.

         o A gas well drilled to a depth of 10,000 feet, which consumes 2000 feet of 13 3/8 inch tubing, 7,000 of 9 5/8 inch tubing, 10,000 feet of tubing ranging from 7 to 7 5/8 inches and 10,000 feet of 2 7/8 inch tubing, for a total weight of 600 tons.

         o An offshore well drilled to a depth of 15,000 feet, which consumes 3,000 feet of tubing ranging from 16 to 20 inches, 11,000 feet of 11 7/8 inch tubing, 13,000 feet of 9 5/8 inch tubing, 15,000 feet of tubing ranging from 7 to 7 5/8 inches, and 15,000 feet of 2 7/8 inch tubing, for a total weight of 1100 tons.



SLIDE 24

INCREASING ELECTRICAL GENERATING CAPACITY

         o Combined cycle generation additions are expected to increase by 540% over the next 5 years

Bar graph showing the amount of Megawatts generated by combined cycle generation and other sources for each of the following years:

2000     Combined cycle - 15 Megawatts
         Other - 60 Megawatts

2005     Combined cycle - 75 Megawatts
         Other - 170 Megawatts

2010     Combined cycle - 115 Megawatts
         Other - 220 Megawatts

Slide 24 attributes the source of certain information contained in such slide to the Department of Energy.



SLIDE 25

TECHNOLOGICAL LEADERSHIP

     o Pioneered Oilfield Electric Resistance Welded ("ERW") Full-Body Normalized Process

     o    Critical Applications

     o    New Product Development

          o    Expandable Casing to go deeper

          o    Q DOM for extreme fluid power

          o    Aero Seg for the greatest heat recovery

          o    X ID Tubing for enhanced surface

SLIDE 26

PIONEERING PRODUCT TECHNOLOGY LEADERSHIP

     o    Full-Body Normalized

          o    Competes with seamless

          o    Critical applications

          o    Lower capital cost

          o    Lower production costs

     o    Superior properties

          o    Uniform wall thickness

          o    Precision tubulars

          o    High strength line pipe

Graphic representation of an example of ERW, full body normalized oil country tubular goods.



SLIDE 27

CRITICAL APPLICATIONS

     o    Marathon    Expandable casing run at over 13,000 feet

     o    Phillips    First Gulf of Mexico subsalt development platform

     o    Conoco      Deepest well drilled from a semisubmersible

                      Longest 7" casing string

                      Longest, heaviest liner string

     o    Spirit      Newest drillship, Maiden Voyage, all LSS casing

     o    Amoco       Longest 9 7/8" casing string

     o    Lavaca      138 mile 14" and 12" onshore pipeline

     o    EEX         70 mile offshore pipeline at water depth of 1,250'

SLIDE 28

NEW PRODUCT DEVELOPMENT

     o    Expandable casing for critical applications

     o    Ability to drill deeper

     o    Developed for Shell Oil / Halliburton JV

     o    Proven successful with 10+ applications

     o    Lone Star is currently the only supplier of expandable casing

Graphic "cut-away" representation of Lone Star Steel's expandable casing.



SLIDE 29

COVER PAGE

Financial Highlights

SLIDE 30

FINANCIAL PERFORMANCE

A table containing the following information:



                                    ($ IN MILLIONS, EXCEPT PER SHARE DATA)
                                    --------------------------------------

                           Pro Forma for
                           Fintube and Bellville                                   Quarter Ended
                           Acquisitions                                             December 31,
                                    FYE                       FYE
                                    1999                      2000              1999             2000
                                    ----                      ----              ----             ----
Operating Data:

Revenues                            $444.4                    $645.3           $115.3            $162.3
Gross Profit                          42.7                      85.9              8.6              23.4
EBITDA                                38.6                      76.2              8.9              21.3
Diluted EPS                         $  0.20                   $  1.59          $  0.17           $  0.51

Margins:

Gross Profit                           9.6%                     13.3%             7.5%             14.4%
EBITDA                                 8.7%                     11.8%             7.7%             13.1%

Capital Expenditures:

Acquisitions                          99.5                      --                --                --
Productivity/Capacity                  0.2                      16.3              0.9               5.5
Base Operating                         7.0                       7.0              2.1               2.1
                                    ------                    ------           ------            ------

         Total                      $106.7                    $ 23.3           $  3.0            $  7.6


SLIDE 31

CAPITAL STRUCTURE



                                                                                             ($ in millions)
                                                                                            December 31, 2000
Cash and Cash Equivalents (Includes $0.1 million in short-
term investments and $10.4 million in marketable securities)                                     $ 37.2

Working Capital (Includes $10.4 million of marketable securities)                                 176.2

Total Assets                                                                                     $515.3
                                                                                                 ------

Slab Consignment Financing (Slab consignment financing of
$10.3 million is contained in accounts payable)                                                  $ 10.3

Revolving Credit Facilities                                                                        96.2

Term Loans (Includes current portion of term loan of $8.0 million)                                 40.0
                                                                                                   ----

        Total Debt                                                                               $146.5

Shareholders' Equity                                                                              255.8

Total Capitalization                                                                             $402.3
                                                                                                 ------

TOTAL DEBT/TOTAL CAPITALIZATION                                                                    36.4%


SLIDE 32

COVER PAGE

Business Strategy



SLIDE 33

BUSINESS STRATEGY

Commercial Leadership and Operational Excellence

Text and labeled horizontal cylinders arranged left to right into three columns as follows:

Commercial Leadership

     o     Technology innovation         Commercial       Oilfield Products
     o     Widest product range          Leadership       Heat Recovery Products
     o     Customer satisfaction


Operational Excellence

     o     Capital Investment            Operational      Alloy Capacity
     o     Productivity                  Excellence       Finned Tubes
     o     Information technology                         Fabrication

Recent Acquisitions

     o     Fintube Technologies, Inc.    Targeted         Heat Recovery
     o     Bellville Tube Company        Acquisitions     Production Tubing





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LONE STAR TECHNOLOGIES, INC.



                                          By:     /s/ Charles J. Keszler
                                          --------------------------------------
                                                  Charles J. Keszler
                                                  Vice President - Finance






Date:    March 14, 2001